                                                                      EXHIBIT 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

                            6
 YIELD = 2  [ ( A - B
                -----   + 1)  - 1]
                 CD
Where:
    A = dividends and interest(degrees) earned during the period.

    B = expenses accrued for the period (net of reimbursements).

    C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    D = the maximum offering price per share on the last day of the period.
--------
*The maximum sales charge in effect during the periods shown was 4.20%. (degrees)Interest earned on tax-exempt obligations is determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. Kansas Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$  463,559.97 -               6
                Yield = 2[ (  $56,783.51]               + 1   - 1
                              ------------------------     )      ]

                         =    [ 9,609,861.15 X
                         4.81%$    10.67]

 2. Kentucky Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 1,978,670.48 -                6
                Yield = 2[ (  $265,440.28]                + 1   - 1
                              --------------------------     )      ]

                         =    [ 38,444,160.37 X
                         4.63%$     11.66]


 The following is a 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$  110,530.45 -                6
                Yield = 2[ (  $25,595.07]               + 1    - 1
                              ------------------------      )      ]

                         =    [ 2,147,527.97 X
                         4.29%$    11.16]

 3. Kentucky Limited Term Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 28,797.05 -                6
                Yield = 2[ (  $3,463.72]              + 1    - 1
                              ---------------------       )      ]

                         =    [ 708,003.14 X
                         4.23%$   10.23]


 The following is a 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$  6,651.85 -               6
                Yield = 2[ (  $1,202.93]             + 1    - 1
                              ----------------------     )      ]

                         =    [ 163,542.12 X
                         4.04%$    9.97]

 4. Michigan Municipal Bond Fund

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 1,138,056.80 -              6
                Yield = 2[ (  $154,466.55]              + 1   - 1
                              ------------------------      )     ]

                         =    [ 21,853,979.06 X
                         4.42%$      12.33]

 The following is the 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$  222,019.54 -               6
                Yield = 2[ (  $ 45,152.17]              + 1   - 1
                              -------------------------     )     ]

                         =    [  4,263,416.65 X
                         4.26%$     11.79]

 5. Missouri Municipal Bond Fund:

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 1,012,586.18 -               6
                Yield = 2[ (  $159,016.62]               + 1    - 1
                              --------------------------     )      ]

                         =    [ 19,905,745.15 X $     11.38]
                         4.56%

 The following is the 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$ 32,130.43 -               6
                Yield = 2[ (  $8,138.28]             + 1    - 1
                              ----------------------     )      ]

                         =    [ 631,630.42 X
                         4.22%$   10.89]

 6. Ohio Municipal Bond Fund:

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 1,982,346.01 -                6
                Yield = 2[ (  $366,338.14]               + 1    - 1
                              -------------------------      )      ]

                         =    [ 39,221,221.90 X
                         4.13%$     12.07]

 The following is the 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$  171,935.04 -               6
                Yield = 2[ (  $49,428.79]               + 1   - 1
                              ------------------------      )     ]

                         =    [ 3,401,778.62 X
                         3.77%$    11.56]

 7. Wisconsin Municipal Bond Fund:

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$   60,117.48 -              6
                Yield = 2[ (  $6,643.59]              + 1    - 1
                              -----------------------     )      ]

                         =    [ 1,364,362.21 X
                         4.60%$   10.33]

                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                Tax Exempt Yield
Taxable Equivalent    -------------------------------------
Yield =                (1 - combined federal and state in-
                                 come tax rate)

B. Taxable Equivalent Yield Calculations

Based on combined federal and state income tax rates of 0.0% for Kansas, Ken-tucky, Kentucky Limited and Wisconsin, 43.5% for Michigan, 43.0% for Missouri, and 44.0% for Ohio, the Taxable Equivalent Yields for the Class A Shares, Class C Shares and Class R Shares, where applicable, for the 30-day period ended No-vember 30, 1996, are as follows:

                      Class A Shares    Class C Shares   Class R Shares
                      ---------------   ---------------  ---------------

Kansas Municipal        4.67%             n/a              n/a
 Bond Fund:           -------  = 8.67%  ------- = n/a    ------- = n/a
                        1 -               n/a              n/a
                       .445

Kentucky Municipal      4.63%            4.29%             n/a
 Bond Fund:           -------  = 8.12%  ------- = 7.53%  ------- = n/a
                        1 -               1 -              n/a
                       .430              .430

Kentucky Intermediate   4.23%            4.04%             n/a
 Municipal Bond Fund: -------  = 7.42%  ------- = 7.09%  ------- = n/a
                        1 -               1 -              n/a
                       .430              .430

Michigan Municipal      4.42%            4.26%             n/a
 Bond Fund:           -------  = 7.75%  ------- = 7.47%  ------- = n/a
                        1 -               1 -              n/a
                       .430              .430

Missouri Municipal      4.56%            4.22%             n/a
 Bond Fund:           -------  = 8.00%  ------- = 7.40%  ------- = n/a
                        1 -               1 -              n/a
                       .430              .430

Ohio Municipal          4.13%            3.77%             n/a
 Bond Fund:           -------  = 7.38%  ------- = 6.73%  ------- = n/a
                        1 -               1 -              n/a
                       .440              .440

Wisconsin Municipal     4.60%             n/a              n/a
 Bond Fund:           -------  = 8.21%  ------- = n/a    ------- = n/a
                        1 -               n/a              n/a
                       .440

                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

  The formula for calculation of distribution rate is as follows:

              Distribution Rate = 12 X most recent tax-exempt income dividend per share share price

B. Distribution Rate Calculations

1. Kansas Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Kansas Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.04286
                               $10.67

                           =    4.82%

2. Kentucky Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Kentucky Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.04868
                               $11.66

                           =    5.01%

    Class C Distribution Rate = 12 X $.04377
                               $11.16

                           =    4.71%

3. Kentucky Intermediate Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on max-imum public offering price for the Kentucky Intermediate Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.03598
                               $10.23

                           =    4.22%

    Class C Distribution Rate = 12 X $.03352
                                $9.97

                           =    4.03%

4. Michigan Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on max-imum public offering price for the Michigan Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.05008
                               $12.23

                           =    4.91%

    Class C Distribution Rate = 12 X $.04483
                               $11.79

                           =    4.56%

5. Missouri Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Missouri Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04590
                               $11.38

                           =    4.84%

    Class C Distribution Rate = 12 X $.04106
                               $10.89

                           =    4.52%

6. Ohio Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Ohio Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04991
                               $12.07

                           =    4.96%

    Class C Distribution Rate = 12 X $.04483
                               $11.56

                           =    4.65%

7. Wisconsin Municipal Bond Fund:

  The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Wisconsin Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04139
                               $10.33

                           =    4.81%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                        ERV /1//N
                    T = ---   -1
                         P

Where: T = average annual total return.

    P = a hypothetical initial payment of $1,000.

    N = number of years.

  ERV = ending redeemable value of a hypothetical $1,000 payment made at the
  beginning of the    1, 5 or 10-year (or fractional portion thereof) peri-
  ods at the end of such 1, 5 or 10-year (or    fractional portion thereof)
  periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A Shares of the Funds for the period from inception and the 1, 5 and 10-year periods ended Au-gust 31, 1996 or November 30, 1996, whichever applicable, including the current maximum sales charge. Class A total returns reflect actual performance for pe-riods since class inception and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes.

ANNUAL CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:


 1. Kansas Municipal Bond Fund:


                                          $1,006    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.59%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,342    /1///4/./8//9//2//5/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 6.20%
                                        ( $1,000  )           ----
                                                              ----

 2. Kentucky Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended November 30, 1996=    $1,010         -1 = 0.95%
                                        ( ------- )           ----
                                          $1,000              ----



    B. 5 years ended November 30, 1996    $1,388    /1///5/
                                     =
                                          -------        -1 = 6.78%
                                        ( $1,000  )           ----
                                                              ----



                                          $2,050    /1///9/./5//7//7/
    C. Inception through November 30, 1996-------
                                     =                   -1 = 7.78%
                                        ( $1,000  )           -----
                                                              -----

 3. Kentucky Limited Term Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended November 30, 1996=    $1,028         -1 = 2.75%
                                        ( ------- )           ----
                                          $1,000              ----



    B. Inception through November 30, 1996$1,056    /1///1/./2//1//2//9/
                                     =
                                          -------        -1 = 4.62%
                                        ( $1,000  )           ----
                                                              ----

 4. Michigan Municipal Bond Fund:


                                          $1,010    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 1.03%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,381    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.67%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $1,955
                                     =                   -1 = 6.93%
                                        ( ------- )           ----
                                                              ----

                                          $1,000


    D. Inception through November 30, 1996$2,465    /1///1//1/./4//2//8/
                                     =
                                          -------        -1 = 8.21%
                                        ( $1,000  )           ----
                                                              ----

 5. Missouri Municipal Bond Fund:


                                          $1,010    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.99%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,383
                                     =                   -1 = 6.70%
                                        ( ------- )           ----
                                                              ----

                                          $1,000


    C. Inception through November 30, 1996$1,957    /1///9/./3//2//7//9/
                                     =
                                          -------        -1 = 7.47%
                                        ( $1,000  )           ----
                                                              ----

 6. Ohio Municipal Bond Fund:


                                          $1,004    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.38%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,353    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.23%
                                        ( $1,000  )           ----
                                                              ----



    C. 10 years ended November 30, 1996   $1,938    /1///1//0/
                                     =
                                        ( ------- )      -1 = 6.84%
                                          $1,000              ----
                                                              ----



                                          $2,408    /1///1//1/./4//2//8/
    D. Inception through November 30, 1996-------
                                     =                   -1 = 8.00%
                                        ( $1,000  )           -----
                                                              -----

 7. Wisconsin Municipal Bond Fund:


                                          $1,000    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = (0.04%)
                                        ( $1,000  )           -----
                                                              -----



                                                    /1///2/./4//9//9//7/
    B. Inception through November 30, 1996$1,124
                                     =                   -1 = 4.77%
                                        ( ------- )           ----
                                          $1,000              ----

ANNUAL CLASS B TOTAL RETURNS:

 1. Kansas Municipal Bond Fund:

                                                $1,005  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 0.45%
                                                $1,000                  =====

                                                $1,344  /1/4.8925/
   B. Inception through November 30, 1996   = ( ------ )          - 1 = 6.23%
                                                $1,000                  =====

 2. Kentucky Municipal Bond Fund:

                                                $1,008  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 0.81%
                                                $1,000                  =====

   B. 5 years ended November 30, 1996       =   $1,400  /1/5/
                                              ( ------- )         - 1 = 6.96%
                                                $1,000                  =====

                                                $2,048  /1/9.577/
   C. Inception through November 30, 1996   = ( ------ )          - 1 = 7.77%
                                                $1,000                  =====

 3. Michigan Municipal Bond Fund:

                                                $1,009  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 0.88%
                                                $1,000                  =====

                                                $1,393  /1/5/
   B. 5 years ended November 30, 1996       = ( ------ )          - 1 = 6.85%
                                                $1,000                  =====

                                                $1,953  /1/10/
   C. 10 years ended November 30, 1996      = ( ------ )          - 1 = 6.92%
                                                $1,000                  =====

                                                $2,463  /1/11.428/
   D. Inception through November 30, 1996   = ( ------ )          - 1 = 8.21%
                                                $1,000                  =====

 4. Missouri Municipal Bond Fund:

                                                $1,009  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 0.85%
                                                $1,000                  =====

                                                $1,394  /1/5/
   B. 5 years ended November 30, 1996       = ( ------ )          - 1 = 6.88%
                                                $1,000                  =====

                                                $1,956  /1/9.3279/
   C. Inception through November 30, 1996   = ( ------ )          - 1 = 7.46%
                                                $1,000                  =====

 5. Ohio Municipal Bond Fund:

                                                $1,002  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 0.23%
                                                $1,000                  =====

                                                $1,364  /1/5/
   B. 5 years ended November 30, 1996       = ( ------ )          - 1 = 6.40%
                                                $1,000                  =====

                                                $1,936  /1/10/
   C. 10 years ended November 30, 1996      = ( ------ )          - 1 = 6.83%
                                                $1,000                  =====

                                                $2,407  /1/11.428/
   D. Inception through November 30, 1996   = ( ------ )          - 1 = 7.99%
                                                $1,000                  =====

 6. Wisconsin Municipal Bond Fund:

                                                $  998  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = -0.20%
                                                $1,000                  ======

                                                $1,117  /1/2.4997/
   B. Inception through November 30, 1996   = ( ------ )          - 1 = 4.52%
                                                $1,000                  =====

ANNUAL CLASS C TOTAL RETURNS:

 1. Kansas Municipal Bond Fund:

                                                $1,046  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 4.64%
                                                $1,000                  =====

                                                $1,377  /1/4.8925/
   B. Inception through November 30, 1996   = ( ------ )          - 1 = 6.76%
                                                $1,000                  =====

 2. Kentucky Municipal Bond Fund:

                                                $1,048  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 4.81%
                                                $1,000                  =====

                                                $1,406  /1/5/
   B. 5 years ended November 30, 1996       = ( ------ )          - 1 = 7.05%
                                                $1,000                  =====

                                                $2,025  /1/9.577/
   C. Inception through November 30, 1996   = ( ------ )          - 1 = 7.65%
                                                $1,000                  =====

 3. Kentucky Limited Term Municipal Bond Fund:

                                                $1,050  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 5.04%
                                                $1,000                  =====

                                                $1,079  /1/1.2129/
   B. Inception through November 30, 1996   = ( ------ )          - 1 = 6.47%
                                                $1,000                  =====

 4. Michigan Intermediate Municipal Bond Fund:

                                                $1,048  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 4.80%
                                                $1,000                  =====

                                                $1,386  /1/5/
   B. 5 years ended November 30, 1996       = ( ------ )          - 1 = 6.75%
                                                $1,000                  =====

                                                $1,909  /1/10/
   C. 10 years ended November 30, 1996      = ( ------ )          - 1 = 6.68%
                                                $1,000

                                                $2,388  /1/11.428/
   D. Inception through November 30, 1996   = ( ------ )          - 1 = 7.91%
                                                $1,000                  =====

 5. Missouri Municipal Bond Fund:

                                                $1,049  /1/1/
   A. 1 year ended November 30, 1996        = ( ------ )          - 1 = 4.85%
                                                $1,000

                                                $1,406  /1/5/
   B. 5 years ended November 30, 1996       = ( ------ )          - 1 = 7.05%
                                                $1,000                  =====

                                                $1,943  /1/9.3279/
   C. Inception through November 30, 1996   = ( ------ )          - 1 = 7.38%
                                                $1,000                  =====

 6. Ohio Municipal Bond Fund:


                                          $1,042    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.21%
                                        ( $1,000  )           ----
                                                              ----


                                          $1,374    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.56%
                                        ( $1,000  )           ----
                                                              ----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $1,915
                                     =                   -1 = 6.71%
                                        ( ------- )           ----
                                                              ----

                                          $1,000

    D. Inception through November 30, 1996$2,361    /1///1//1/./4//2//8/
                                     =
                                          -------        -1 = 7.81%
                                        ( $1,000  )           ----
                                                              ----


 7. Wisconsin Municipal Bond Fund:

                                          $1,040    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 3.97%
                                        ( $1,000  )           ----
                                                              ----


    B. Inception through November 30, 1996$1,163    /1///2/./4//9//9//7/
                                     =
                                          -------        -1 = 6.21%
                                        ( $1,000  )           ----
                                                              ----


ANNUAL CLASS R TOTAL RETURNS:

 1. Kansas Municipal Fund Fund:

                                          $1,050    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.01%
                                        ( $1,000  )           ----
                                                              ----


                                          $1,401    /1///4/./8//9//2//5/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 7.14%
                                        ( $1,000  )           ----
                                                              ----


 2. Kentucky Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,054    /1///1/
                                        ( ------- )      -1 = 5.38%
                                          $1,000              ----
                                                              ----


                                          $1,449    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.70%
                                        ( $1,000  )           ----
                                                              ----


                                          $2,140    /1///9/./5//7//7/
    C. Inception through November 30, 1996-------
                                     =                   -1 = 8.27%
                                        ( $1,000  )           ----
                                                              ----


 3. Kentucky Limited Term Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended November 30, 1996=    $1,054         -1 = 5.38%
                                        ( ------- )           ----
                                                              ----

                                          $1,000

    B. Inception through November 30, 1996$1,083    /1///1/./2//1//2//9/
                                     =
                                          -------        -1 = 6.82%
                                        ( $1,000  )           ----
                                                              ----


 4. Michigan Intermediate Municipal Bond Fund:

                                          $1,055    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.46%
                                        ( $1,000  )           ----
                                                              ----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,442
                                     =                   -1 = 7.59%
                                        ( ------- )           ----
                                                              ----

                                          $1,000

    C. 10 years ended November 30, 1996   $2,041    /1///1//0/
                                     =
                                          -------        -1 = 7.39%
                                        ( $1,000  )           ----
                                                              ----

    D. Inception through November 30, 1996$2,573    /1///1//1/./4//2//8/
                                     =
                                        ( ------- )      -1 = 8.62%
                                          $1,000              ----
                                                              ----


 5. Missouri Municipal Bond Fund:


                                          $1,054    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.42%
                                        ( $1,000  )           ----
                                                              ----


                                          $1,443    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.62%
                                        ( $1,000  )           ----
                                                              ----


                                                    /1///9/./3//2//7//9/
    C. Inception through November 30, 1996$2,043
                                     =                   -1 = 7.96%
                                        ( ------- )           ----
                                          $1,000              ----


 6. Ohio Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,048    /1///1/
                                          -------        -1 = 4.78%
                                        ( $1,000  )           ----
                                                              ----


                                          $1,412    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.14%
                                        ( $1,000  )           ----
                                                              ----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $2,023
                                     =                   -1 = 7.30%
                                        ( ------- )           ----
                                                              ----

                                          $1,000

    D. Inception through November 30, 1996$2,514    /1///1//1/./4//2//8/
                                     =
                                          -------        -1 = 8.40%
                                        ( $1,000  )           ----
                                                              ----



 7. Wisconsin Municipal Bond Fund:


                                          $1,043    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.34%
                                        ( $1,000  )           ----
                                                              ----


                                          $1,173    /1///2/./4//9//9//7/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 6.58%
                                        ( $1,000  )           ----
                                                              ----






                           V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

 Cumulative Total Return is computed according to the following formula:


                    T   ERV - P
                    =   -------
                           P
Where:  T = cumulative total return.

    P = a hypothetical initial payment of $1,000.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The following are the cumulative total returns for Class   Shares of the
Funds for the periods from inception and for the one, five and 10-year periods ended August 31, 1996 or November 30, 1996 whichever applicable, assuming no
imposition of sales charges. Class   total returns reflect actual performance
for the periods since class inception and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes.

CUMULATIVE CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:

 1. Kansas Municipal Bond Fund:

                                          $1,006 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 0.59%
                                              $1,000         ----
                                       (                 )   ----

    B. Inception through November 30, 1996$1,342 - $1,000
                                     =                     = 34.22%
                                         ----------------    ------
                                       (      $1,000     )   ------


 2. Kentucky Municipal Bond Fund:


                                          $1,010 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 0.95%
                                              $1,000         ----
                                       (                 )   ----

                                          $1,388 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 38.79%
                                              $1,000         -----
                                       (                 )   -----

    C. Inception through November 30, 1996$2,050 - $1,000
                                     =                     = 104.99%
                                         ----------------    ------
                                       (      $1,000     )   ------


 3. Kentucky Limited Term Municipal Bond Fund:

                                          $1,028 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 2.75%
                                              $1,000         ----
                                       (                 )   ----

    B. Inception through November 30, 1996$1,056 - $1,000
                                     =                     = 5.62%
                                         ----------------    ----
                                       (      $1,000     )   ----

 4. Michigan Municipal Bond Fund:

                                          $1,010 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 1.03%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996    $1,381 - $1,000
                                     =                     = 38.12%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                          $1,955 - $1,000
    C. 10 years ended November 30, 1996  ----------------
                                     =                     = 95.50%
                                              $1,000         ------
                                       (                 )   ------

                                          $2,465 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 146.50%
                                              $1,000         -------
                                       (                 )   -------


 5. Missouri Municipal Bond Fund:

    A. 1 year ended November 30, 1996=    $1,010 - $1,000  = 0.99%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                          $1,383 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 38.27%
                                              $1,000         -----
                                       (                 )   -----

    C. Inception through November 30, 1996$1,957 - $1,000
                                     =                     = 95.74%
                                         ----------------    -----
                                       (      $1,000     )   -----

 6. Ohio Municipal Bond Fund:

                                              $1,004 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 0.38%
                                                  $1,000         ====

                                              $1,353 - $1,000
   B. 5 years ended November 30, 1996     = ( --------------- ) = 35.26%
                                                  $1,000          ======

                                              $1,938 - $1,000
   C. 10 years ended November 30, 1996    = ( --------------- ) = 93.75%
                                                  $1,000          ======

                                              $2,408 - $1,000
   D. Inception through November 30, 1996 = ( --------------- ) = 140.85%
                                                  $1,000          =======

 7. Wisconsin Municipal Bond Fund:

                                              $1,000 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = (0.04%)
                                                  $1,000          =======

                                              $1,124 - $1,000
   B. Inception through November 30, 1996 = ( --------------- ) = 12.35%
                                                  $1,000          ======

CUMULATIVE CLASS B TOTAL RETURNS:

 1. Kansas Municipal Bond Fund:

                                              $1,005 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 0.45%
                                                  $1,000          =====

                                              $1,344 - $1,000
   B. Inception through November 30, 1996 = ( --------------- ) = 34.39%
                                                  $1,000          ======

 2. Kentucky Municipal Bond Fund:

                                              $1,008 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 0.81%
                                                  $1,000          =====

                                              $1,400 - $1,000
   B. 5 years ended November 30, 1996     = ( --------------- ) = 39.97%
                                                  $1,000          ======

                                              $2,048 - $1,000
   C. Inception through November 30, 1996 = ( --------------- ) = 104.82%
                                                  $1,000          =======

 3. Michigan Municipal Bond Fund:

                                              $1,009 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 0.88%
                                                  $1,000          =====

                                              $1,393 - $1,000
   B. 5 years ended November 30, 1996     = ( --------------- ) = 39.28%
                                                  $1,000          ======

                                              $1,953 - $1,000
   C. 10 years ended November 30, 1996    = ( --------------- ) = 95.33%
                                                  $1,000          ======

                                              $2,463 - $1,000
   D. Inception through November 30, 1996 = ( --------------- ) = 146.32%
                                                  $1,000          =======

 4. Missouri Municipal Bond Fund:

                                              $1,009 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 0.85%
                                                  $1,000          =====

                                              $1,394 - $1,000
   B. 5 years ended November 30, 1996     = ( --------------- ) = 39.44%
                                                  $1,000          ======

                                              $1,956 - $1,000
   C. Inception through November 30, 1996 = ( --------------- ) = 95.58%
                                                  $1,000          ======

 5. Ohio Municipal Bond Fund:

                                              $1,002 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- )  = 0.23%
                                                  $1,000           =====

                                              $1,364 - $1,000
   B. 5 years ended November 30, 1996     = ( --------------- ) = 36.38%
                                                  $1,000          ======

                                              $1,936 - $1,000
   C. 10 years ended November 30, 1996    = ( --------------- ) = 93.58%
                                                  $1,000          ======

                                              $2,407 - $1,000
   D. Inception through November 30, 1996 = ( --------------- ) = 140.66%
                                                  $1,000          =======

 6. Wisconsin Municipal Bond Fund:

                                              $  998 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 0.20%
                                                  $1,000          =====

                                              $1,117 - $1,000
   B. Inception through November 30, 1996 = ( --------------- ) = 11.68%
                                                  $1,000          ======

CUMULATIVE CLASS C TOTAL RETURNS:

 1. Kansas Municipal Bond Fund:

                                              $1,046 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 4.64%
                                                  $1,000          =====

                                              $1,377 - $1,000
   B. Inception through November 30, 1996 = ( --------------- ) = 37.73%
                                                  $1,000          ======

 2. Kentucky Municipal Bond Fund:

                                              $1,048 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 4.81%
                                                  $1,000          =====

                                              $1,406 - $1,000
   B. 5 years ended November 30, 1996     = ( --------------- ) = 40.60%
                                                  $1,000          ======

                                              $2,025 - $1,000
   C. Inception through November 30, 1996 = ( --------------- ) = 102.52%
                                                  $1,000          =======

 3. Kentucky Limited Term Municipal Bond Fund:

                                              $1,050 - $1,000
   A. 1 year ended November 30, 1996      = ( --------------- ) = 5.04%
                                                  $1,000          =====

                                              $1,079 - $1,000
   B. Inception through November 30, 1996 = ( --------------- ) = 7.90%
                                                  $1,000          =====

 4. Michigan Intermediate Municipal Bond Fund:


                                          $1,048 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.80%
                                              $1,000         ----
                                       (                 )   ----

                                          $1,386 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 38.61%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996   $1,909 - $1,000
                                     =                     = 90.92%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                          $2,388 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 138.77%
                                              $1,000         -------
                                       (                 )   -------

 5. Missouri Municipal Bond Fund:



    A. 1 year ended November 30, 1996=    $1,049 - $1,000  = 4.85%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                          $1,406 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 40.56%
                                              $1,000         ------
                                       (                 )   ------

                                          $1,943 - $1,000
                                         ----------------
    C. Inception through November 30, 1996
                                     =                     = 94.32%
                                              $1,000         ------
                                       (                 )   ------

 6. Ohio Fund:

    A. 1 year ended November 30, 1996=    $1,042 - $1,000  = 4.21%
                                         ----------------    ----
                                       (      $1,000     )   ----

    B. 5 years ended November 30, 1996    $1,374 - $1,000
                                     =                     = 37.41%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                          $1,915 - $1,000
    C. 10 years ended November 30, 1996  ----------------
                                     =                     = 91.51%
                                              $1,000         ------
                                       (                 )   ------

                                         $2,361 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 136.13%
                                              $1,000         -------
                                       (                 )   -------

 7. Wisconsin Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,040 - $1,000  = 3.97%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                          $1,163 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 16.26%
                                              $1,000         ------

CUMULATIVE CLASS R TOTAL RETURNS:      (                 )   ------

 1. Kansas Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,050 - $1,000  = 5.01%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                          $1,401 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 40.11%
                                              $1,000         ------
                                       (                 )   ------

 2. Kentucky Municipal Bond Fund:



                                          $1,054 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 5.38%
                                              $1,000         ----
                                       (                 )   ----

                                          $1,449 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 44.87%
                                              $1,000         ------
                                       (                 )   ------

    C. Inception through November 30, 1996$2,140 - $1,000
                                     =                     = 113.98%
                                         ----------------    -------
                                       (      $1,000     )   -------

 3. Kentucky Limited Term Municipal Bond Fund:


                                          $1,054 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 5.38%
                                              $1,000         ----
                                       (                 )   ----

    B. Inception through November 30, 1996$1,083 - $1,000
                                     =                     = 8.33%
                                         ----------------    ----
                                       (      $1,000     )   ----

 4. Michigan Intermediate Municipal Bond Fund:


                                          $1,055 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 5.46%
                                              $1,000         ----
                                       (                 )   ----

                                          $1,442 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 44.17%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996   $2,041 - $1,000
                                     =                     = 104.08%
                                         ----------------    -------
                                       (      $1,000     )   -------

                                          $2,573 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 157.31%
                                              $1,000         -------
                                       (                 )   -------

 5. Missouri Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,054 - $1,000  = 5.42%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                          $1,443 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 44.34%
                                              $1,000         ------
                                       (                 )   ------

    C. Inception through November 30, 1996$2,043 - $1,000
                                     =                     = 104.33%
                                         ----------------    -------
                                       (      $1,000     )   -------

 6. Ohio Municipal Bond Fund:



                                          $1,047 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.70%
                                              $1,000         ----
                                       (                 )   ----

                                          $1,411 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 41.08%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996   $2,021 - $1,000
                                     =                     = 102.09%
                                         ----------------    -------
                                       (      $1,000     )   -------

                                          $2,512 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 151.21%
                                              $1,000         -------
                                       (                 )   -------

 7. Wisconsin Municipal Bond Fund:



                                          $1,043 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.34%
                                              $1,000         ----
                                       (                 )   ----

                                          $1,173 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 17.27%
                                              $1,000         ------
                                       (                 )   ------

                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's taxable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class A Shares of the Kansas Municipal Bond Fund for the one-year period ended November 30, 1996 are set forth on the following pages assuming a combined federal and state in-come tax rate of 44.5% based on 1997 rates.

Fund: Kansas Class A
Since Dec 1, 1995

                                                      TOTAL   PERIOD                              DIV.  CAP GAIN
             NAV     INCOME    CAP              FROM  DOLLAR TO DATE    TAX    ENDING    ENDING   REINV  REINV
PER DAY   PER SHARE PER SHARE GAINS FROM INCOME GAINS DIST.  T-E INC. SAVINGS  SHARES    WEALTH    NAV    NAV
-------   --------- --------- ----- ----------- ----- ------ -------- -------  ------    ------   ----- --------
11/30/95    10.26                                                             974.6589 $10,000.00
12/31/95    10.35   0.046203        $     45.03 $ --  $45.03 $ 45.03           979.008 $10,132.75 10.35
1/31/96     10.32   0.046077        $     45.11 $ --  $45.11 $ 90.14          983.3803 $10,148.49 10.32
2/29/96     10.15   0.043104        $     42.39 $ --  $42.39 $132.53          987.5569 $10,023.70 10.15
3/31/96      9.91   0.044721        $     44.16 $ --  $44.16 $176.69          992.0135 $ 9,830.85  9.91
4/30/96      9.83    0043279        $     42.93 $ --  $42.93 $219.63          996.3811 $ 9,794.43  9.83
5/31/96      9.83   0.044721        $     44.56 $ --  $44.56 $264.19          1000.914 $ 9,838.99  9.83
6/30/96      9.92   0.043279        $     43.32 $ --  $43.32 $307.50          1005.281 $ 9,972.39  9.92
7/31/96      9.96   0.044721        $     44.96 $ --  $44.96 $352.46          1009.795 $10,057.55  9.96
8/31/96      9.91   0.044721        $     45.16 $ --  $45.16 $397.62          1014.352 $10,052.22  9.91
9/30/96     10.04   0.042869        $     43.48 $ --  $43.48 $441.11          1018.683 $20,227.57 10.04
10/31/96    10.09   0.044298        $     45.13 $ --  $45.13 $486.23          1023.155 $10,323.63 10.09
11/30/96    10.22   0.042869        $     43.86 $ --  $43.86 $530.09  $425.03 1069.035 $10,925.53 10.22
                                      Tax Rate:        44.5%
                                          Load:        0.00%
                                         1 Year        9.26%
                                    Annualized:        9.26%